PAGE 1
1996 ANNUAL REPORT

IDS Progressive Fund
(prospectus enclosed)

(Icon of) Shooting star

The goal of IDS Progressive Fund, Inc. is long-term growth of capital. The Fund invests primarily in undervalued common stocks.

(This annual report included a prospectus that describes in detail the Fund's objective, investment policies, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

AMERICAN
EXPRESS
Financial
Advisors

Distributed by American Express Financial Advisors Inc.

PAGE 2
(Icon of ) Shooting star

The power of
patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks-stocks whose prices are believed to be low in relation to the true worth of their respective companies.
In the case of Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "high-flier." Many of these companies have already proved themselves in the marketplace and are financially sound. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.

PAGE 3
Contents

(Icon of) One open book inside of another.

The purpose of this annual report is to tell investors how the Fund performed.

The prospectus, which is bound into the middle of this annual report, describes the Fund in detail.

1996 annual report

From the president                                  4
From the portfolio manager                          4
Ten largest holdings                                6
Making the most of the Fund                         7
Long-term performance                               8
Independent auditors' report                        9
Financial statements                                10
Notes to financial statements                       13
Investments in securities                           22
IDS mutual funds                                    26
Federal income tax information                      30

1996 prospectus

The Fund in brief                                   3p
Goal                                                3p
Investment policies and risks                       3p
Manager and distributor                             3p
Portfolio manager                                   3p
Alternative purchase arrangements                   3p

Sales charge and Fund expenses                      4p

Performance                                         6p
Financial highlights                                6p
Total returns                                       8p

Investment policies and risks                       10p
Facts about investments and their risks             11p
Alternative investment option                       17p
Valuing Fund shares                                 17p

How to purchase, exchange or redeem shares          18p
Alternative purchase arrangements                   18p
How to purchase shares                              21p
How to exchange shares                              24p
How to redeem shares                                25p
Reductions and waivers of the sales charge          30p

Special shareholder services                        35p
Services                                            35p
Quick telephone reference                           35p

PAGE 4
Distributions and taxes                             36p
Dividend and capital gain distributions             36p
Reinvestments                                       37p
Taxes                                               38p
How to determine the correct TIN                    40p

How the Fund is organized                           41p
Shares                                              41p
Voting rights                                       41p
Shareholder meetings                                41p
Board members and officers                          41p
Investment manager                                  43p
Administrator and transfer agent                    43p
Distributor                                         44p

About American Express Financial Corporation        46p
General information                                 46p

Appendix                                            47p
Descriptions of derivative instruments              47p

PAGE 5
To our shareholders

(Photo of) William R. Pearce, President of the Fund
(Photo of) Mike Garbisch, Portfolio manager

From the president

The volatility in the stock market in recent months has put some investors, even experienced ones, on edge. Although no one can know exactly what will happen next, history tells us that ups and downs are intrinsic to stock investing.

But, history also shows that changing strategies with every twist and turn of the market is an impractical and, worse yet, typically unproductive way to invest. What matters more, therefore, is how we react to market volatility. If we take a long-term view and accept the downs with the ups, we improve our chances of success. For in the investment world, the race most often goes not to the swift, but to the persistent.

Along the way, of course, you'll still want to review your investment program to make sure it's on track to achieving your financial goals. Your American Express financial advisor will help you do just that, and I suggest you take advantage of his or her services on a regular basis.

William R. Pearce

From the portfolio manager

IDS Progressive Fund generated a total return on Class A shares of 14.4% during the past fiscal year (October 1995 through September
1996), as the stock market marched into record territory. (Part of the Fund's return came in the form of a capital gain paid to shareholders in December 1995, which reduced the Fund's net asset value by a like amount at that time.)

The market mounted a strong advance early in the period, as healthy corporate profits, moderate economic growth, low inflation and, until last February, declining long-term interest rates provided a solid underpinning for higher stock prices.

Volatility increases

By March, though, concern about the possibility of a too-strong economy causing a run-up in inflation had set in. That concern kept the market off balance until July, when it finally stumbled. But, displaying the remarkable resilience that has been its hallmark in recent years, the market quickly regrouped for an August-September rally as worries about an interest-rate hike by the Federal Reserve abated.

Although Fund performance was pretty consistent during the 12 months (nine of them showed a positive return), its emphasis on small-capitalization value stocks usually took a back seat to the large-capitalization growth-stock group, especially the

PAGE 6
periodically high-flying technology issues. Still, the Fund enjoyed good results from stocks in less-glamorous groups such as autos, insurance, industrial machinery and office furniture. A decision last spring to reduce cash reserves also benefited performance over the final half of the period.

The most notable change to the portfolio, however, was a substantial increase among technology holdings, particularly those with a cyclical nature. While this group did little to enhance Fund performance during the past period, I expect it to make a greater contribution when technology stocks, which have been under pressure from rising inventories in the semiconductor segment, pick up more momentum. This could come as early as the first quarter of 1997.

Fundamentals still O.K.

As we enter a new fiscal year, it appears that the stock market still has some important things going for it. At this writing (early October), inflation remains well-behaved; the economy continues to be growing at a reasonably good pace; and long-term interest rates show no signs of rising markedly.

On the potentially negative side, stocks have enjoyed a lengthy, positive run and investor optimism could hardly be higher. In the sometimes contrary world of investing, this could in fact, make the market vulnerable to possible bad news. Should we experience a less-than-perfect investment environment in the months ahead, I think the value orientation of the portfolio will serve the Fund well while still allowing it to share in the market's more prosperous periods.

Mike Garbisch

Class A

12-month performance
(All figures per share)

Net asset value (NAV)
____________________________
Sept. 30, 1996        $ 8.23
____________________________
Sept. 30, 1995        $ 7.66
____________________________
Increase              $ 0.57
____________________________

PAGE 7
Distributions
Oct. 1, 1995 - Sept 30, 1996
____________________________
From income           $ 0.20
____________________________
From capital gains    $ 0.28
____________________________
Total distributions   $ 0.48
____________________________
Total return*         +14.4%**
____________________________

Class B

12-month performance
(All figures per share)

Net asset value (NAV)
____________________________
Sept. 30, 1996        $ 8.15
____________________________
Sept. 30, 1995        $ 7.63
____________________________
Increase              $ 0.52
____________________________

Distributions
Oct. 1, 1995 - Sept. 30, 1996
____________________________
From income           $ 0.18
____________________________
From capital gains    $ 0.28
____________________________
Total distributions   $ 0.46
____________________________
Total return*         +13.5%**
____________________________

Class Y

12-month performance
(All figures per share)

Net asset value (NAV)
____________________________
Sept 30, 1996         $ 8.24
____________________________
Sept. 30, 1995        $ 7.67
____________________________
Increase              $ 0.57
____________________________

PAGE 8
Distributions
Oct. 1, 1995 - Sept 30, 1996
____________________________
From income           $ 0.21
____________________________
From capital gains    $ 0.28
____________________________
Total distributions   $ 0.49
____________________________
Total return*         +14.6%**
____________________________

 *The prospectus discusses the effect of
  sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

PAGE 9

The Fund's ten largest holdings
IDS Progressive Fund

(Pie chart) The ten holdings listed here make up 18.46% of the Fund's net assets

                                                                  Percent                 Value
                                                    (of Fund's net assets)(as of Sept. 30, 1996)
ALLIED Group                                                         2.24%           $8,855,000
A holding company that provides property-casualty
insurance, excess and surplus insurance,
investment services and data-processing services.

Lancaster Colony                                                     2.17             8,606,250
Manufactures and markets specialty foods, automotive
products, glassware and candles.

Harland (John H.)                                                    1.90             7,500,000
One of the nation's leading providers of checks,
forms and business documents to financial
institutions, consumers, brokerage firms and
financial software companies.

Century Telephone                                                    1.82             7,218,750
A regional diversified telecommunications company
primarily engaged in providing traditional and
cellular telephone services.

Terra Nova Holdings                                                  1.81             7,175,000
A holding company that, through its subsidiaries,
is a specialty, casualty and marine insurance and
reinsurance company.

First Virginia Banks                                                 1.78             7,047,000
A registered bank holding company that owns and
operates 274 commercial banks throughout
Virginia, Maryland and Tennessee.

Belden                                                               1.76             6,960,000
Designs, manufactures and markets wire, cable
and cord products for the electronics and electrical
allocations.

Horace Mann Educators                                                1.66             6,575,000
An insurance holding company that, through its
subsidiaries, is engaged in marketing and
underwriting personal lines of property and
casualty and life insurance and retirement annuities.

Production Operators                                                 1.66             6,570,000
Specializes in the handling of gases for maximizing
the recovery of hydrocarbon resources.

Rayonier                                                             1.66             6,558,750
A leading international forest products company
primarily engaged in the trading, merchandising and
manufacturing of logs, timber and wood products and
in the production and sale of high-value-added
specialty pulps.

PAGE 10
Making the most of the Fund

Average annual total return
(as of Sept. 30, 1996)

                1 year    Since inception     5 years    10 years

Class A         + 8.67%            --%        +12.21%    + 9.37%
Class B*        + 8.51%        +13.76%            --%        --%
Class Y*        +14.56%        +17.29%            --%        --%

*Inception date was March 20, 1995.

The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Figures for Class A reflect the effect of the maximum 5% sales charge and figures for Class B reflect the applicable contingent deferred sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Build your assets systematically

One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high.

This does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions, it can be an effective way to accumulate shares to meet your long-term goals.

How dollar-cost averaging works

Month       Amount       Per-share      Number of shares purchased
            invested     market price
Jan         $100         $20            5.00 XXXXX
Feb          100          18            5.56 XXXXXx
March        100          17            5.88 XXXXXx
April        100          15            6.67 XXXXXXx
May          100          16            6.25 XXXXXXx
June         100          18            5.56 XXXXXx
July         100          17            5.88 XXXXXx
Aug          100          19            5.26 XXXXXx
Sept         100          21            4.76 XXXXx
Oct          100          20            5.00 XXXXX

(footnotes to table) By investing an equal number of dollars each month...

PAGE 11
(arrow in table pointing to April) you automatically buy more shares when the per share market price is low...

(arrow in table pointing to September) and fewer shares when the per share market price is high.

You have paid an average price of only $17.91 per share over the 10 months, while the average market price actually was $18.10.

PAGE 12
The Fund's long-term performance

Three ways to benefit from a mutual fund:

o your shares increase in value when the Fund's investments do well

o you receive capital gains when the gains on investments sold by the Fund exceed losses

o you receive income when the Fund's stock dividends, interest and short-term gains exceed its expenses.

All three make up your total return. And you potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

How your $10,000 has grown in IDS Progressive Fund




$30,000                                                 S&P 500
                                                    Stock Index


                                                            $24,488
$20,000                            Lipper Capital       Progressive
                                Appreciation Fund              Fund
                                                            Class A



$9,500

'86   '87    '88   '89   '90    '91   '92    '93   '94    '95   '96

Average annual total return
(as of Sept 30, 1996)

                1 year    Since inception     5 years    10 years

Class A         + 8.67%            --%        +12.21%    + 9.37%
Class B*        + 8.51%        +13.76%            --%        --%
Class Y*        +14.56%        +17.29%            --%        --%

*Inception date was March 20, 1995.

Assumes: Holding period from 10/1/86 to 9/30/96. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund, with a value of $12,823. Also see "Performance" in the Fund's current prospectus.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.

PAGE 13
Lipper Capital Appreciation Fund Index, published by Lipper
Analytical Services, Inc., includes 30 funds that are generally similar to this Fund, although some funds in the index may have somewhat different investment policies or objectives.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the S&P 500 and the Lipper Capital Appreciation Fund Index. In comparing Progressive Fund to the two indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5%, while such charges are not reflected in the performance of the indexes. If you were actually to buy individual stocks or growth mutual funds, any sales charges that you pay would reduce your total return as well.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.
This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Independent auditors' report

The board and shareholders
IDS Progressive Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Progressive Fund, Inc. as of September 30, 1996, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period ended September 30, 1996, and the financial highlights for each of the years in the ten-year period ended September 30, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Progressive Fund, Inc. at September 30, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period ended September 30, 1996, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
November 1, 1996

PAGE 15

Statement of assets and liabilities
IDS Progressive Fund, Inc.
Sept. 30, 1996

Assets
____________________________________________________________________________________
Investments in securities, at value (Note 1)
   (identified cost $351,163,181)                                        $405,055,958
Cash in bank on demand deposit                                                146,324
Dividends and accrued interest receivable                                     789,507
Receivable for investment securities sold                                   1,405,098
____________________________________________________________________________________
Total assets                                                              407,396,887
____________________________________________________________________________________
Liabilities
____________________________________________________________________________________
Payable for investment securities purchased                                 2,793,591
Payable upon return of securities loaned (Note 4)                           8,710,000
Accrued investment management services fee                                     20,365
Accrued distribution fee                                                        1,499
Accrued service fee                                                             5,603
Accrued transfer agency fee                                                     5,100
Accrued administrative services fee                                             1,878
Other accrued expenses                                                         62,275
____________________________________________________________________________________
Total liabilities                                                          11,600,311
____________________________________________________________________________________
Net assets applicable to outstanding capital stock                       $395,796,576
____________________________________________________________________________________
Represented by
____________________________________________________________________________________
Capital stock -- authorized 10,000,000,000 shares of $.01 par value      $    481,274
Additional paid-in capital                                                309,949,345
Undistributed net investment income                                         3,202,477
Accumulated net realized gain (Note 1)                                     28,267,094
Unrealized appreciation of investments and on translation
of assets and liabilities in foreign currencies                            53,896,386
____________________________________________________________________________________
Total -- representing net assets applicable to outstanding capital stock $395,796,576

__________________________________________________________________________________________________________
Net assets applicable to outstanding shares:               Class A                          $367,834,646
                                                           Class B                          $ 24,701,726
                                                           Class Y                          $  3,260,204
Net asset value per share of outstanding capital stock:    Class A shares   44,700,759      $       8.23
                                                           Class B shares   3,031,068       $       8.15
                                                           Class Y shares   395,622         $       8.24

See accompanying notes to financial statements.
/TABLE

PAGE 16

Statement of operations
IDS Progressive Fund, Inc.
Year ended Sept. 30, 1996

______________________________________________________________________________________________________________
Investment income
______________________________________________________________________________________________________________
Income:
Dividends (net of foreign taxes withheld of $89,124)                                             $  5,788,683
Interest                                                                                            2,488,367
______________________________________________________________________________________________________________
Total income                                                                                        8,277,050
______________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                  2,135,854
Distribution fee -- Class B                                                                           114,875
Transfer agency fee                                                                                   615,418
Incremental transfer agency fee -- Class B                                                              2,687
Service fee
   Class A                                                                                            601,356
   Class B                                                                                             26,759
Administrative services fee                                                                           215,318
Compensation of board members                                                                           2,071
Compensation of officers                                                                                3,316
Custodian fees                                                                                         53,883
Postage                                                                                                32,619
Registration fees                                                                                      65,228
Reports to shareholders                                                                                39,185
Audit fees                                                                                             24,000
Administrative                                                                                          2,785
Other                                                                                                   8,045
______________________________________________________________________________________________________________
Total expenses                                                                                      3,943,399
   Earnings credits on cash balances (Note 2)                                                         (2,464)
______________________________________________________________________________________________________________
Total net expenses                                                                                  3,940,935
______________________________________________________________________________________________________________
Investment income -- net                                                                            4,336,115
______________________________________________________________________________________________________________
Realized and unrealized gain -- net
______________________________________________________________________________________________________________
Net realized gain on security and foreign currency transactions
   (including gain of $140,313 from foreign currency transactions) (Note 3)                        28,404,561
Net change in unrealized appreciation or depreciation of investments and on
   translation of assets and liabilities in foreign currencies                                     16,970,511
______________________________________________________________________________________________________________
Net gain on investments and foreign currencies                                                     45,375,072
______________________________________________________________________________________________________________
Net increase in net assets resulting from operations                                              $49,711,187

See accompanying notes to financial statements.
/TABLE

PAGE 17

Statements of changes in net assets
IDS Progressive Fund, Inc.
Year ended Sept. 30,
Operations and distributions                                                         1996         1995
______________________________________________________________________________________________________________
Investment income -- net                                                    $    4,336,115   $    5,548,736
Net realized gain on investments and foreign currencies                         28,404,561       16,098,282
Net change in unrealized appreciation or depreciation of investments
   and on translation of assets and liabilities in foreign currencies           16,970,511       29,110,171
______________________________________________________________________________________________________________
Net increase in net assets resulting from operations                            49,711,187       50,757,189
______________________________________________________________________________________________________________
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (5,559,877)      (5,046,235)
      Class B                                                                    (152,829)               --
      Class Y                                                                     (19,834)               --
   Net realized gain
      Class A                                                                 (15,575,830)     (12,036,462)
      Class B                                                                    (495,315)               --
      Class Y                                                                     (51,524)               --
______________________________________________________________________________________________________________
Total distributions                                                           (21,855,209)     (17,082,697)
______________________________________________________________________________________________________________
Capital share transactions (Note 5)
______________________________________________________________________________________________________________
Proceeds from sales
   Class A shares (Note 2)                                                      39,648,057       51,297,752
   Class B shares                                                               17,231,778        7,175,301
   Class Y shares                                                                2,550,315        1,700,674
Reinvestment of distributions at net asset value
   Class A shares                                                               20,738,354       16,744,777
   Class B shares                                                                  644,113               --
   Class Y shares                                                                   71,358               --
Payments for redemptions
   Class A shares                                                             (55,284,721)     (41,167,059)
   Class B shares (Note 2)                                                     (2,019,169)        (127,637)
   Class Y shares                                                              (1,410,053)         (27,749)
______________________________________________________________________________________________________________
Increase in net assets from capital share transactions                          22,170,032       35,596,059
______________________________________________________________________________________________________________
Total increase in net assets                                                    50,026,010       69,270,551
Net assets at beginning of year                                                345,770,566      276,500,015
______________________________________________________________________________________________________________
Net assets at end of year
   (including undistributed net investment
   income of $3,202,477 and $4,462,680)                                       $395,796,576     $345,770,566

See accompanying notes to financial statements.

PAGE 18
IDS Progressive Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in undervalued common stocks. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or

PAGE 19
foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy or sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell stock index or interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PAGE 20
Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

PAGE 21
Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. The effect on dividend distributions of certain book-to-tax differences is presented as "excess distributions" in the statement of changes in net assets. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $136,222 and accumulated net realized gain has been decreased by $136,222.

Dividends to shareholders

An annual dividend declared and paid at the end of the calendar year from net investment income is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

PAGE 22
___________________________________________________________________
2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold.

The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period as measured against the change in the Lipper Capital Appreciation Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $194,255 for the year ended Sept. 30, 1996.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

Class A    $15
Class B    $16
Class Y    $15

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing-related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution- related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $654,405 for Class A and $7,797 for Class B for the year ended Sept. 30, 1996. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

PAGE 23
During the year ended Sept. 30, 1996, the Fund's custodian and transfer agency fees were reduced by $2,464 as a result of earnings credits from overnight cash balances.

Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $3,011 for the period. The total liability for the plan is $12,566, which will be paid out at some future date.
___________________________________________________________________
3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $223,085,112 and $188,372,182, respectively, for the year ended Sept. 30, 1996. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were
$28,606 for the year ended Sept. 30, 1996.
___________________________________________________________________
4. Lending of portfolio securities

At Sept. 30, 1996, securities valued at $8,165,000 were on loan to brokers. For collateral, the Fund received $8,710,000 in cash. Income from securities lending amounted to $40,328 for the year ended Sept. 30, 1996. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
___________________________________________________________________
5. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:

                       Year ended Sept. 30, 1996
                            Class A              Class B              Class Y
_____________________________________________________________________________
Sold                      5,118,893             2,232,425            332,283
Issued for reinvested     2,788,167                86,937              9,593
   distributions
Redeemed                  (7,139,474)           (261,613)            (184,442)
_____________________________________________________________________________
Net increase                 767,586            2,057,749             157,434
_____________________________________________________________________________

      Year ended Sept. 30, 1995
                             Class A             Class B*             Class Y*
_____________________________________________________________________________
Sold                      7,377,210               990,962              241,975
Issued for reinvested     2,586,065                    --                    --
   distributions
Redeemed                 (5,882,611)              (17,643)              (3,787)
________________________________________________________________________________
Net increase               4,080,664               973,319             238,188
_______________________________________________________________________________
*Inception date was March 20, 1995

PAGE 24
___________________________________________________________________
6. Illiquid securities

At Sept. 30, 1996, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of the Fund's net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 1996 was $5,939,345 representing 1.5% of net assets. Pursuant to guidelines adopted by the Fund's board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.
___________________________________________________________________
7. Financial highlights

"Financial highlights" showing per share data and selected ratio information is presented on pages 6 and 7 of the prospectus. PAGE 25

Investments in securities

IDS Progressive Fund, Inc.                                   (Percentages represent value of
Sept. 30, 1996                                            investments compared to net assets)


Common stocks (91.6%)


Issuer                                                    Shares              Value(a)

Aerospace & defense (0.5%)
Rohr                                                      100,000(b)         $1,962,500

Automotive & related (4.0%)
Danaher                                                   150,000             6,206,250
Dura Automotive Systems                                   211,500(b)          3,939,188
Tower Automotive                                          225,000(b)          5,765,625

Total                                                                        15,911,063

Banks and savings & loans (5.1%)
F & M Bancorp                                              45,810             1,420,110
First Virginia Banks                                      162,000             7,047,000
Roosevelt Financial                                       325,000             5,565,625
TCF Financial                                             165,000             6,208,125

Total                                                                        20,240,860

Building materials & construction (3.1%)
Cameron Ashley                                            250,000(b)          3,156,250
Juno Lighting                                             205,000             3,408,125
Martin Marietta Materials                                 260,700(c)          5,572,462

Total                                                                        12,136,837

Chemicals (1.6%)
Ecolab                                                    188,000             6,345,000

Computers & office equipment (6.0%)
Diebold                                                    73,000             4,261,375
Exabyte                                                   310,000(b)          4,650,000
Intl Imaging Materials                                    257,500(b)          5,632,813
Softkey Intl                                              260,000(b)          5,037,500
Solectron                                                  85,000(b)          4,165,000

Total                                                                        23,746,688

Electronics (4.3%)
Channell Commercial                                       179,500(b)          2,243,750
ITI Technologies                                           75,000(b)          2,643,750
Lattice Semiconductor                                     175,000(b)          5,053,125
MEMC Electronic Materials                                 110,000(b)          2,543,750
Pioneer Standard Electronics                              400,000             4,500,000

Total                                                                        16,984,375

Energy (1.2%)
Murphy Oil                                                100,000             4,825,000

Energy equipment & services (1.7%)
Production Operators                                      180,000             6,570,000

Financial services (4.9%)
ADVANTA Cl B                                              140,000             5,985,000
Phoenix Duff & Phelps                                     600,000             3,750,000
Simon DeBartolo Group REIT                                180,000             4,590,000
Sun Communities REIT                                      180,000             5,130,000

Total                                                                        19,455,000

See accompanying notes to investments in securities.

PAGE 26
Furniture & appliances (1.5%)
Miller (Herman)                                           150,000             6,075,000
Health care (4.4%)
Beckman Instruments                                       125,000             4,859,375
Boston Scientific                                         110,000(b)          6,325,000
Life Technologies                                          88,350             1,987,875
Tecnol Medical Products                                   300,000(b)          4,312,500

Total                                                                        17,484,750

Health care services (2.6%)
Living Centers of America                                 220,000(b)          5,500,000
United Wisconsin Services                                 167,600             4,902,300

Total                                                                        10,402,300

Household products (1.7%)
Libbey                                                    159,400             4,204,175
Stanhome                                                   86,600             2,500,575

Total                                                                         6,704,750

Industrial equipment & services (7.6%)
Alamo Group                                               220,000             3,217,500
AMETEK                                                     56,800             1,072,100
Belden                                                    240,000             6,960,000
General Signal                                            110,000             4,840,000
Hubbell Cl B                                              120,000             4,440,000
Kaydon                                                    120,000             5,160,000
Regal Beloit                                              250,000             4,156,250

Total                                                                        29,845,850

Insurance (8.6%)
ALLIED Group                                              230,000             8,855,000
Executive Risk                                            129,900             5,001,150
Horace Mann Educators                                     200,000             6,575,000
PennCorp Financial Group                                  200,000             6,450,000
Terra Nova Holdings                                       350,000             7,175,000

Total                                                                        34,056,150

Leisure time & entertainment (1.0%)
Station Casinos                                           330,000(b)          3,960,000

Media (2.3%)
Harland (John H)                                          250,000             7,500,000
Valassis Communications                                   106,900(b)          1,670,312

Total                                                                         9,170,312

Multi-industry conglomerates (5.6%)
Brady (WH)                                                 57,500             1,444,688
Griffon                                                   600,000(b)          5,925,000
Lancaster Colony                                          225,000             8,606,250
Standex Intl                                               54,500             1,635,000
Zero Corp                                                 250,000             4,750,000

Total                                                                        22,360,938

Paper & packaging (2.9%)
Longview Fibre                                            300,000             4,725,000
Rayonier                                                  165,000             6,558,750

Total                                                                        11,283,750

Restaurants & lodging (2.5%)
Brinker Intl                                              265,000(b)          4,505,000
Buffets                                                   500,000(b)          5,250,000

Total                                                                         9,755,000

Retail (2.9%)
Department 56                                             200,000(b)          4,975,000
Lands' End                                                300,000(b)          6,450,000

Total                                                                        11,425,000

PAGE 27
Utilities -- electric (2.1%)
LG&E Energy                                               180,000             4,005,000
Sierra Pacific Resources                                  160,000             4,140,000

Total                                                                         8,145,000

Utilities -- gas (1.1%)
New Jersey Resources                                      153,900             4,309,200

Utilities -- telephone (1.8%)
Century Telephone                                         210,000             7,218,750

Foreign (10.6%)(d)
Concordia Paper Holdings                                   90,000(b)            427,500
DeBeers Consolidated Mines ADR                            200,000             6,200,000
Elsag Bailey Process Auto                                  95,000(b)          2,030,625
Empresas ICA Sociedad ADR                                 200,000(b,c)        3,050,000
Fomento de Construcciones                                  22,000             1,738,758
Greencore Group                                           400,000             2,253,816
Kondor Wessels                                             58,000             2,073,364
Kwik-Fit Holdings                                         660,000             2,350,073
Leigh Interests                                         1,200,000             2,328,943
Powerscreen Intl                                          600,000             5,160,299
Renaissance Energy                                        123,000(b)          3,608,216
Renaissance Energy                                         27,000(b,f)          792,047
Schibsted Group                                           130,000(f)          1,898,598
South China Morning Post                                3,000,000             2,230,698
Tempest Reinsurance                                        30,000(b,e)        5,939,345

Total                                                                        42,082,282

Total common stocks
(Cost: $308,641,366)                                                       $362,456,355

Bond (1.0%)

Issuer                Coupon              Maturity            Principal           Value(a)
                      rate                year                amount

Foreign (1.0%)(d)
Eskom
(South African Rand)  11.00%              2008                $23,550,000         $4,006,143

Total bond
(Cost: $3,928,355)                                                                $4,006,143

Short-term securities (9.7%)

Issuer                                  Annualized           Amount             Value(a)
                                          yield on       payable at
                                           date of         maturity
                                          purchase

U.S. government agency (1.3%)
Federal Home Loan Mtge Corp
Disc Nts
  10-10-96                              5.30%            $   400,000               $    399,472
  10-23-96                              5.37               5,000,000                  4,983,653

Total                                                                                 5,383,125

Commercial paper (8.4%)
BBV Finance Delaware
  10-25-96                              5.38               3,500,000                  3,487,493
CAFCO
  10-10-96                              5.30               1,900,000                  1,897,497
Ciesco LP
  10-01-96                              5.46               1,400,000                  1,400,000
Fleet Funding
  10-10-96                              5.37               2,300,000(g)               2,296,924
  10-17-96                              5.38                 600,000(g)                 598,573

PAGE 28
Metlife Funding
  10-09-96                              5.30                 600,000                    599,297
  10-21-96                              5.35               2,500,000                  2,492,611
Reed Elsevier
  10-24-96                              5.39               3,500,000(g)               3,487,992
St. Paul Companies
  10-17-96                              5.37               2,800,000(g)               2,793,342
Sandoz
  10-23-96                              5.38               4,400,000(g)               4,385,588
Southwestern Bell Capital
  10-04-96                              5.37               3,000,000(g)               2,998,662
Toyota Motor Credit
  10-15-96                              5.37                 800,000                    798,336
Transamerica Finance
  10-28-96                              5.42               2,400,000                  2,390,280
  10-31-96                              5.45               3,600,000                  3,583,740

Total                                                                                33,210,335

Total short-term securities
(Cost: $38,593,460)                                                              $   38,593,460

Total investment in securities
(Cost: $351,163,181)(h)                                                          $  405,055,958

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Security is partially or fully on loan. See Note 4 to the financial statements.

(d) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(e) Identifies issues considered to be illiquid (see Note 6 to the financial statements). Information concerning such security holdings at Sept. 30, 1996 is as follows:

                              Acquisition
Security                             date                 Cost
Tempest Reinsurance           09-13-93                    $3,000,000

(f) Represents a security sold under Rule 144A, which is exempt from registration under the
Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) At Sept. 30, 1996, the cost of securities for federal income tax purposes was $350,841,443 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation...................................$67,676,170
Unrealized depreciation...................................(13,461,655)

Net unrealized appreciation...............................$54,214,515

PAGE 29
IDS mutual funds

Global/International funds

Funds in this group seek capital growth and/or income by investing primarily in foreign securities. Foreign investments may be subject to currency fluctuations and political and economic risks of the countries in which the investments are made. They are high risk mutual funds with a potential for high reward.

IDS Emerging Markets Fund

Invests in a Portfolio comprised primarily of stocks of companies in developing countries throughout the world that are believed to offer growth potential. Seeks to provide long-term growth of capital.

(icon of) world with countries

IDS Global Growth Fund

Invests in a Portfolio comprised primarily of stocks of companies throughout the world that are positioned to meet market needs in a changing world economy. These companies offer above-average potential for long-term growth.

(icon of) world

IDS International Fund

Invests primarily in common stocks of foreign companies that offer potential for superior growth. The Fund may invest up to 20% of its assets in the U.S. market.

(icon of) three flags

IDS Global Balanced Fund

Invests in stocks and bonds in, for the most part, major markets throughout the world, including the U.S. Seeks to provide a balance of growth of capital and current income.

(icon of) scale holding two worlds

IDS Global Bond Fund

Invests in a Portfolio comprised primarily of debt securities of U.S. and foreign issuers to seek high total return through income and growth of capital.

(icon of) globe

Growth funds

Funds in this group seek capital growth, primarily from common stocks. They are high risk mutual funds with a potential for high reward.

PAGE 30
IDS Precious Metals Fund

Invests primarily in the securities of foreign or domestic companies that explore for, mine and process or distribute gold and other precious metals. A highly aggressive and speculative fund that seeks long-term growth of capital.

(icon of) cart of precious gems

IDS Discovery Fund

Invests in small- and medium-size, growth-oriented companies emphasizing technological innovation and productivity enhancement. Buys and holds larger growth-oriented stocks.

(icon of) ship

IDS Small Company Index Fund

Invests in all or a representative group of the equity securities comprising the S&P SmallCap 600 Index, as it strives to provide long-term capital appreciation.

(icon of) office building

IDS Strategy Aggressive Fund

Invests primarily in common stocks of companies that are selected for their potential for above-average growth. Above-average means that their growth potential is better, in the opinion of the portfolio's investment manager, than the Standard & Poor's
Corporation (S&P) 500 Stock Index.

(icon of) chess piece

IDS Research Opportunities Fund

Invests in a Portfolio comprised primarily of equity securities of companies included in the S&P 500 Index that are believed to have strong growth potential. The Portfolio is managed using a research methodology by the Research Department of AEFC. Goal is long-term appreciation.

(icon of) magnifying glass

IDS Growth Fund

Invests in a Portfolio comprised primarily of companies that have above-average potential for long-term growth as a result of new management, marketing opportunities or technological superiority.

(icon of) trees

PAGE 31
IDS New Dimensions Fund

Invests in a Portfolio comprised primarily of companies with significant growth potential due to superiority in technology, marketing or management. The Fund frequently changes its industry mix.

(icon of) dimension

IDS Progressive Fund

Invests primarily in undervalued common stocks. The Fund holds stocks for the long term with the goal of capital growth.

(icon of) shooting star

Growth & income funds

These funds focus on securities of medium to large, well-established companies that offer long-term growth of capital and reasonable income from dividends and interest.

IDS Equity Select Fund

Invests primarily in a combination of moderate growth stocks, higher-yielding equities and bonds. Seeks growth of capital and income.

(icon of) three pine trees

IDS Blue Chip Advantage Fund

Invests in selected stocks from a major market index. Securities purchased are those recommended by our research analysts as the best from each industry represented on the index. Offers potential for long-term growth as well as dividend income.

(icon of) ribbon

IDS Managed Allocation Fund

Invests in a Portfolio comprised primarily of U.S. equity securities, U.S. and foreign debt securities, foreign equity securities and money market instruments. The Fund provides diversification among these major investment categories and has a target mix that represents the way the Fund's investments will be allocated over the long term. Seeks maximum total return.

(icon of) gyroscope

IDS Stock Fund

Invests in a Portfolio comprised primarily of common stock of companies representing many sectors of the economy. Seeks current income and growth of capital.

(icon of) building with columns

PAGE 32
IDS Equity Value Fund

Invests primarily in undervalued common stocks that offer potential for growth of capital and income.

(icon of) three growing flowers

IDS Utilities Income Fund

Invests primarily in the stocks of public utility companies to seek high current income and growth of income and capital with reduced volatility.

(icon of) light bulb

IDS Diversified Equity Income Fund

Invests in a Portfolio comprised primarily of high-yielding common stocks to seek high current income and, secondarily, to benefit from the growth potential offered by stock investments.

(icon of) two puzzle pieces

IDS Mutual

Invests in a Portfolio which seeks to balance between common stocks and senior securities (preferred stocks and bonds). Seeks a balance of growth of capital and current income.

(icon of) scale of justice

Income funds

The funds in this group invest their assets primarily in corporate bonds or government securities to seek interest income. Secondary objective is capital growth. Risk varies by bond quality.

IDS Extra Income Fund

Invests in a Portfolio comprised mainly of long-term, high-yielding corporate fixed-income securities in the lower rated, higher risk bond categories to seek high current income. Secondary objective is capital growth.

(icon of) coins

IDS Bond Fund

Invests mainly in corporate bonds, at least 50% in the higher rated, lower risk bond categories, or the equivalent, and in government bonds.

(icon of) greek column

PAGE 33
IDS Selective Fund

Invests in a Portfolio comprised primarily of high-quality corporate bonds and other highly rated debt instruments including government securities and short-term investments. Seeks current income and preservation of capital.

(icon of) skyline

IDS Federal Income Fund

Invests in a Portfolio comprised primarily of securities issued or guaranteed as to the timely payment of principal and interest by the U.S. government, its agencies and instrumentalities. Seeks a high level of current income and safety of principal consistent with its type of investments.

(icon of) shield with eagle head enclosed

Tax-exempt income funds

These funds provide tax-free income by investing in municipal bonds. The income is generally free from federal income tax, but a portion of the income may be subject to state and local taxes.
Risk varies by bond quality.

IDS Tax-Exempt Bond Fund

Invests mainly in bonds and notes of state or local government units, with at least 75% in the four highest rated, lowest risk bond categories.

(icon of) shield with Greek column enclosed

IDS Insured Tax-Exempt Fund

Invests primarily in municipal securities that are insured as to the timely payment of principal and interest. The insurance feature minimizes credit risk of the Fund but does not guarantee the market value of the Fund's shares.

(icon of) shield with star enclosed

IDS State Tax-Exempt Funds
(CA, MA, MI, MN, NY, OH)

Invests primarily in high- and medium-grade municipal securities to provide income to residents of each respective state that is exempt from federal, state and local income taxes. (New York is the only state that is exempt at the local level.)

(icon of) shield with U.S. enclosed

PAGE 34
IDS High Yield Tax-Exempt Fund

Invests in a Portfolio comprised primarily of medium- and lower-quality municipal bonds and notes. Lower-quality securities generally involve greater risk of principal and income.

(icon of) shield with basket of apples enclosed

IDS Intermediate Tax-Exempt Fund

Invests in mainly investment-grade bonds and other debt securities with intermediate-term maturities issued by state and local government units. Goal is to seek a high level of current income exempt from federal taxes.

(icon of) shield with a tree enclosed

Money market funds

These money market funds have three main goals: conservation of capital, constant liquidity and the highest possible current income consistent with these objectives. An investment in these funds is neither insured nor guaranteed by the U.S. government, and there can be no assurance that these funds will be able to maintain a stable net asset value of $1.00 per share. Very limited risk.

IDS Cash Management Fund

Invests in such money market securities as high quality commercial paper, bankers' acceptances, certificates of deposit (CDs) and other bank securities.

(icon of) piggy bank

IDS Tax-Free Money Fund

Invests primarily in short-term bonds and notes issued by state and local governments to seek high current income exempt from federal income taxes.

(icon of) shield with piggy bank enclosed

Federal income tax information
IDS Progressive Fund, Inc.

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Some of the dividends listed below were reported to you on a Form 1099-DIV, Dividends and Distributions, last January. Dividends paid to you since the end of last year will be reported to you on a tax statement sent next January. Shareholders should consult a tax advisor on how to report distributions for state and local purposes.

IDS Progressive Fund, Inc.
Fiscal year ended Sept. 30, 1996

Class A
Income distributions
taxable as dividend income, 54.33% qualifying for deduction by corporations.

Payable date               Per share
Dec. 29, 1995               $0.19709

Capital gain distribution
taxable as long-term capital gain.

Payable date               Per share
Dec. 29, 1995               $0.28460

Total distributions         $0.48169

The distribution of $0.48169 per share, payable Dec. 29, 1995, consisted of $0.12666 derived from net investment income, $0.07043 from net short-term capital gains (a total of $0.19709 taxable as dividend income) and $0.28460 from net long-term capital gains.

Class B
Income distributions
taxable as dividend income, 54.33% qualifying for deduction by corporations.

Payable date               Per share
Dec. 29, 1995               $0.17994

Capital gain distribution
taxable as long-term capital gain.

Payable date               Per share
Dec. 29, 1995               $0.28460

Total distributions         $0.46454

The distribution of $0.46454 per share, payable Dec. 29, 1995, consisted of $0.10951 derived from net investment income, $0.07043 from net short-term capital gains (a total of $0.17994 taxable as dividend income) and $0.28460 from net long-term capital gains.

PAGE 36
Class Y
Income distributions
taxable as dividend income, 54.33% qualifying for deduction by corporations.

Payable date               Per share
Dec. 29, 1995               $0.20710

Capital gain distribution
taxable as long-term capital gain.

Payable date               Per share
Dec. 29, 1995               $0.28460

Total distributions         $0.49170

The distribution of $0.49170 per share, payable Dec. 29, 1995, consisted of $0.13667 derived from net investment income, $0.07043 from net short-term capital gains (a total of $0.20710 taxable as dividend income) and $0.28460 from net long-term capital gains.

PAGE 37
Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements

National/Minnesota:  800-437-3133
Mpls./St. Paul area:  671-3800

American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current fund prices and performance, account values and recent account transactions

National/Minnesota: 800-272-4445
Mpls./St. Paul area: 671-1630

AMERICAN
EXPRESS
Financial
Advisors


IDS Progressive Fund
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 38
STATEMENT OF DIFFERENCES

Difference                           Description

1)  The layout is different          1)  Some of the layout in the
    throughout the annual report.        annual report to
                                         shareholders is in two
                                         columns.

2)  Headings.                        2)  The headings in the
                                         annual report are
                                         placed in a blue strip
                                         at the top of the page.

3)  There are pictures, icons        3)  Each picture, icon and
    and graphs throughout the            graph is described in
    annual report.                       parentheses.

4)  Footnotes for charts and         4)  The footnotes for each
    graphs are described at              chart or graph are typed
    the left margin.                     below the description of
                                         the chart or graph.